UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Recently, the Company became aware that one of its contract manufacturers of MAT9001 suffered an explosion at its manufacturing facilities in Asia. None of the Company’s key omega-3 intermediates stored at the facility were damaged or destroyed. The Company is in the process of determining the impact, if any, on the future manufacture of MAT9001 for use in the Company’s planned Phase 3 AMPLIFY trial in patients with severe hypertriglyceridemia, which is currently scheduled to commence in the second half of 2021. The Company’s head-to-head ENHANCE-IT trial of MAT9001 vs. Amarin’s Vascepa® is not affected by this incident and is scheduled to report topline data in the first quarter of 2021.

Forward-Looking Statements

This Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the impact of the damage to one of the Company’s contract manufacturers of MAT9001 and potential impact on the commencement of the Company’s Phase 3 AMPLIFY trial, and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Report on Form 8-K. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: December 28, 2020	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

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